Jewelcor Managment, Inc. Letter head






VIA FEDERAL EXPRESS

March 14, 2003

Robert C. Baierl
Secretary
First Bell Bancorp, Inc.
300 Delaware Avenue
Suite 1704
Wilmington, DE  19801

Re:	Notice to First Bell Bancorp, Inc.

Dear Mr. Baierl:

	Jewelcor Management, Inc. ("JMI") is hereby withdrawing its January 21, 2003 notice to First Bell Bancorp, Inc. (the "Company") nominating three individuals for election to the Board of Directors of the Company.

	Please feel free to contact me if you have any questions.

						Sincerely,



						Richard L. Huffsmith
						Vice President/General Counsel
cc:	Seymour Holtzman
RLH/jmq